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                                                               EXHIBIT 10.112

                 CONTRACT FOR SALE AND PURCHASE


For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Manatee Gateway No. 1, a Joint Venture, (herein "Seller") agrees to sell and Svenson Enterprises, Inc., and/or assigns (herein collectively "Purchaser"), agrees to purchase Land and Improvements subject to and in accordance with the terms and conditions set forth in this Contract for Sale and Purchase (herein "Contract").


1.   PROPERTY

Seller shall convey to Purchaser certain real property (herein "Land") together with all improvements, buildings, structures, fixtures, walls, fences, gates, entry ways, roads, underground utilities, aboveground utilities, sewage lift stations and equipment, irrigation and drainage facilities, situated thereon or thereunder and other property affixed thereto to the extent that the same shall exist upon the Land (herein collectively "Improvements") including but not limited to: (i) all easements, licenses, interests, rights, tenements, hereditaments, privileges, and appurtenances now or hereafter held by Seller which in any way benefit the Land or the Improvements or relate to the ownership, maintenance, and/or operation of the Land or the Improvements; (ii) all rights, titles and interests of Seller in or to any road, street or alley on or adjoining the Land; (iii) all easements and rights-of-way appurtenant to the Land; and (iv) all mineral, water and irrigation rights running with or pertaining to the Land; provided, however, that the Purchaser acknowledges that the Land's prior use consisted of the mining of dolomite which use has been long abandoned and therefore the Purchaser further acknowledges that the Seller has made no representations as to the existence or condition of the Improvements.

The Land and the Improvements (herein collectively "Property") are more particularly and specifically described in Exhibit A.

2.   PURCHASE PRICE AND ESCROW DEPOSITS

     2.1 PURCHASE PRICE. The Purchase Price for the Property is Three Million Dollars ($3,000,000.00). The Purchase Price shall be payable at Closing as follows:

     Purchaser shall pay Five Hundred Thousand Dollars ($500,000.00) with the balance of the Purchase Price being paid with the proceeds from a Purchase Money Mortgage (as defined in Section 3) in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00), or such greater or lesser amount as may be necessary to complete payment of the Purchase Price after credits, adjustments and prorations and after application of Escrow Deposits.

     2.2 ESCROW DEPOSITS AND CONTRACT DATE. Purchaser shall have five (5) days from the contract date to deposit Ten Thousand Dollars ($10,000.00) in escrow (herein "First Escrow Deposit"), with the Escrow Agent. The "Contract Date" shall be defined as the last date upon which the Contract for Sale and Purchase is executed by either party.

Purchaser shall have five (5) days from the end of the inspection period as described in Paragraph 6.2 to deposit an additional Forty Thousand Dollars ($40,000.00) in escrow (herein "Second Escrow Deposit") with the Escrow Agent. As used in this Contract, Inspection Completion Date shall mean the date which is seventy five (75) days after the Contract Date.

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The First Escrow Deposit and the Second Escrow Deposit, if any, (herein collectively "Escrow Deposits") shall be held by the Escrow Agent in an interest bearing account designated by Purchaser. The Escrow Deposits plus accrued interest thereon shall be applied to the Purchase Price or disbursed in accordance with the terms of this Contract.

     2.3 ESCROW AGENT. The Escrow Agent is Horizon Real Estate Investment Corporation, or its assigns.

3.   PURCHASE MONEY MORTGAGE

Purchaser agrees to give and Seller agrees to take a purchase money first mortgage ("Purchase Money Mortgage") in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) bearing interest at a rate of seven percent (7%) per annum. Purchaser shall make monthly payments of interest only beginning one month after closing and annual principal reductions in the amount of Six Hundred Twenty Five Thousand Dollars ($625,000.00) beginning one year from date of closing. Said Note shall contain no prepayment penalty.

4.   EVIDENCE OF TITLE

     4.1 TITLE COMMITMENT. Twenty-one (21) days after the Escrow Agent's receipt of the Second Escrow Deposit, Seller shall have Chicago Title Insurance Company (herein "Title Agent") provide Purchaser with a commitment for an American Land Title Association Extended Coverage Owner's Policy of Title Insurance (herein "Owner's Title Policy") in an amount equal to the purchase Price (herein "Title Commitment"). The Title Commitment shall reflect that the Owner's Title Policy to be issued pursuant thereto shall have deleted by endorsement: (i) the standard printed exceptions with respect to mechanic's liens; (ii) rights of parties in possession; (iii) easements not shown by public record; and (iv) discrepancies, conflicts in boundary lines, shortage in area, encroachments, and any other material facts which the Survey shall disclose.

     4.2 INSPECTION OF TITLE COMMITMENT. Purchaser shall have fifteen (15) days from actual receipt of the Title Commitment to give Notice to Seller of Purchaser's objection to any exceptions identified in the Title Commitment (herein "Title Objection Notice").

In the event Purchaser objects to any of the objections set forth in the Title Commitment, Seller shall have ninety (90) days from receipt of the Title Objection Notice for each such exceptions the right to: (i) remove such exception from the Title Commitment; or (ii) obtain an endorsement to the Title Commitment reflecting title insurance protection for such exception; or
(iii) agree to remove and demonstrate to Purchaser's satisfaction its ability to remove on or before the Closing Date such exception.

Seller shall use reasonable effort and due diligence to remove any remaining exceptions objected to by purchaser in the Title Objection Notice and shall, if such exceptions can be removed by exercise of such reasonable effort and due diligence, remove such remaining objections on or before the Closing Date. If Seller cannot remove any such remaining exceptions by the exercise of its reasonable effort and due diligence, Seller shall so notify Purchaser. Purchaser shall have the option of accepting the then existing Title Commitment in lieu of requiring Seller to remove such remaining exceptions.

This Contract may be cancelled by Purchaser if Seller for any exception objected to in the Title Objection Notice fails to: (i) remove such exception from the Title Commitment; or (ii) obtain an endorsement to

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the Title Commitment reflecting title insurance protection for such exception;
or (iii) agree to remove and demonstrate to Purchaser's satisfaction its ability to remove on or before the Closing Date such exception. Unless Purchaser then elects to waive its prior objections, this Contract shall be cancelled as set forth in Section 14 herein.

Failure of Purchaser to give Notice to Seller of Purchaser's objection to any exceptions identified in the Title Commitment within the aforementioned forty five (45) day period shall be deemed approval and acceptance of such exceptions. Those exceptions deemed approved or with respect to which Purchaser has waived its prior objections are defined herein as "Permitted Exceptions".

5.   SURVEY

     5.1 GENERAL. Purchaser shall within twenty-one (21) days after the Escrow Agent's receipt of the Second Escrow Deposit, obtain a current land survey (herein "Survey") of the Property, at the Purchaser's expense, to be prepared on the ground by a licensed land surveyor authorized to do business in the State of Florida, approved by Seller and satisfactory to the Title Agent for the purpose of deleting any survey exceptions to its Title Commitment. The cost of the Survey, including the cost of copies, revisions, updates, or certifications reasonably required by Purchaser or the Title Agent shall be paid by Purchaser.

     5.2 DEFINITION. The Survey shall conform to the American Land Title Association standards and shall reflect the following: (i) an accurate and certified legal description of the Land; (ii) a metes and bounds description of the Property and any encroachments, conflicts, protrusions, reservations, and restrictions thereon; (iii) the locations and dimensions of all Improvements;
(iv) recorded and apparent easements, rights-of-way, streets, and highways on or adjacent to the Property, building setback lines and encroachments thereon, each of which items shall be identified on the Survey by reference to the book, page, reception number, date and public trustee recording the instrument creating the same; (v) the gross number of acres and decimal fraction thereof comprising the Property; and (vi) the Usable Acres comprising the Property (as used herein, "Usable Acres" shall be the number of acres and decimal fraction thereof comprising the Property, exclusive of any land lying within easements, streets, rights-of-way, encroachments, protrusions, creeks, lakes, or other waterways, the Flood Plain and land subject to encumbrances or structures preventing its useful development).

In addition, the Survey shall expressly state: (i) the survey was made on the ground of the Property; (ii) there are no visible discrepancies, conflicts, encroachments, overlapping of improvements, easements, rights-of-way, or other matters pertaining to the Property except as shown on the survey; (iii) the survey is a true, correct, and accurate representation of the Property;
(iv) whether or not any portion of the Property is located within the one hundred (100) year flood plain, as designated by the Federal Insurance Agency of the Department of Housing and Urban Development (herein, the "Flood Plain"), and, if applicable, shall show the locations of any portion of the Property within such Flood Plain as per the most recent available published maps prepared by the Federal Emergency Management Agency. The Survey shall contain: (i) the registered number, the date, signature and seal of the land surveyor, and (ii) the usual and customer certificate in favor of Purchaser and the Title Agent. The Land shall be staked as per the Survey.

     5.3 INSPECTION OF SURVEY. Purchaser shall have thirty (30) days from actual receipt of the Survey to give Seller Notice of any portion of the Survey which is not acceptable to Purchaser (herein "Survey Objection Notice").

Purchaser Initial LJS                                Seller Initial TAL
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If any portion of the Survey is not acceptable to Purchaser, Purchaser may, at its sole option: (i) cancel this Contract as set forth in Section 14 herein; or
(ii) allow Seller the opportunity to eliminate or modify all such unacceptable matters to Purchaser's satisfaction during the same period of time allowed for the cure of the title exceptions under Section 4.2 hereof or such later date as Purchaser may specify in its Survey Objection Notice. The option chosen by Purchaser shall be specified in the Survey Objection Notice. If Seller is able to eliminate or modify all such unacceptable matters to the satisfaction of Purchaser, this Contract shall proceed to Closing (unless otherwise cancelled). If Seller does not eliminate or modify all such unacceptable matters to Purchaser's satisfaction within the time period referenced in this Section, Purchaser may, at its sole option: (i) cancel this Contract as set forth in
Section 14 herein; or (ii) elect to waive any remaining objections set forth in the Survey Objection Notice.

6.   PERMITTING AND ZONING CONTINGENCY

     6.1. GENERAL. Purchaser intends to: (i) develop the Property as a mixed use development including commercial, residential and recreational areas. Seller acknowledges Purchaser's obligations under this Contract are expressly contingent ("Permitting Contingency") upon all permitting and zoning approvals for a mixed use development to contain not less than ten (10) acres of commercial zoning, fifty (50) acres designated for 225 homesites as well as 46.9 acres for recreational or other uses, herein the "Project".

     6.2 INSPECTION PERIOD. Purchaser shall have a period of seventy five
(75) days subsequent to the Contract Date to perform its Due Diligence functions. During said Due Diligence period, Seller shall cooperate fully with Purchaser in providing Purchaser with all documents in Seller's possession in any way relating to the development status of the Property. If at any time during the Due Diligence period the Purchaser determines that it is unwilling to complete the Contract for Sale and Purchase, Purchaser shall be entitled to a full refund of all Escrowed Funds, with interest accrued thereon, by simply providing notice to Seller as required under the terms of this Contract for Sale and Purchase; provided, however, that if Purchaser is unwilling to complete the Contract for Sale and Purchase, any studies, reports, surveys, environmental audits, tests and permits shall be fully paid for by Purchaser and the possession thereof and all rights thereto shall be transferred from Purchaser to Seller.

     6.3 PERMITTING PERIOD. Purchaser shall have a period of twelve (12) months subsequent to the Contract Date to obtain all permits and governmental or administrative approvals required to construct the improvements described in Paragraph 6.1 above. Provided Purchaser provides Seller with evidence that Purchaser has diligently pursued all permits and approvals necessary for the construction of the Project, and continues to diligently pursue same, Seller shall grant one three (3) month extension at the end of the contemplated twelve
(12) month permitting period.

     6.4 CLOSING DATE AND PLACE. The closing on the sale of the property to Purchaser shall take place no later than fifteen (15) days subsequent to Purchaser obtaining all necessary zoning and permitting approvals for the Project, provided said approvals and permits are all received within twelve (12) months of the Contract Date, not including any possible extension period contemplated in Paragraph 6.3 above, the "Extended Closing Date". Purchaser shall at the expiration of the twelve (12) month Permitting Period or prior to the Extended Closing Date, have the option of closing upon the purchase of the Property at that time without having the requisite zoning and permitting approvals in place. If the Purchaser is unable to obtain requisite zoning and permitting approvals within the twelve (12) month permitting period or the subsequent (3) month extension period, Purchaser shall have the unilateral right to cancel this Contract for Sale and Purchase as set for in Section 14, by giving notice of


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cancellation no later than ten (10) days subsequent to the twelve (12) month permitting period or the three (3) month extension period and, upon giving such notice, the Contract shall be cancelled and Purchaser shall receive a full refund of all escrow deposits together with accrued interest thereon. If Purchaser fails to give timely notice of cancellation, it shall be required to close in accordance with the terms hereof.

This Contract shall be closed at a place in Manatee County, Florida, on a date, and at a time designated by Purchaser and the Title Agent but no later than the date established for closing in the preceding paragraph.

     6.5 SELLER DOCUMENTS. Seller shall have five (5) business days subsequent to the Contract Date to deliver to Purchaser: (i) any original, or true copies of, all environmental reports, aerial photographs, engineering studies and plans, site analysis, reports, zoning files, permits, inspections, and any other similar data in Seller's possession, or under Seller's control, or reasonably obtainable by Seller which relate to the Property or the planned use of the Property; and (ii) true copies of current tax statements, any existing written contracts, accurate summaries of any existing oral contracts, easements, rights-of-way, bonds, guarantees, performance agreements, indemnity agreements, utilities agreements, annexation agreements, master plan agreements, development or subdivision agreements, home owner agreements, building permits, and inspections and approvals pertaining to the Property (herein collectively "Seller Documents"). Said Seller Documents shall include, but not be limited to, DEP/DNR or SWIFTMUD preliminary approvals or permits for alteration or modification of any of the surface water characteristics of the Land or alteration or relocation of any wetlands or low lying areas located upon the Land. It is contemplated herein that Seller will provide Purchaser any and all information relating to the previously described preliminary approvals or building permits including correspondence from any governmental agency or administrative body in Sellers' possession which in any way relates to the Land, or any existing or contemplated improvements thereon.

     6.6 COOPERATION. Seller shall cooperate in all respects with Purchaser and with counsel for Purchaser ("Zoning Counsel"). Seller agrees to promptly join in and sign any application, agreement or other document deemed reasonably necessary or advisable in the opinion of Purchaser or in the opinion of Zoning Counsel as being necessary for Purchaser's plans for the Project. Purchase shall not allow any proceeding to change the existing zoning classifications or approved land uses of the Property to become final without the contemporaneous written consent of the Seller which shall not be unreasonably withheld. Purchaser shall keep Seller reasonably informed of the progress of all applications or petitions for zoning change, development approval, or land use modification, including but not limited to, plan unit development approval or plat approval and to provide Seller written notice at least thirty (30) days in advance of any zoning change, land use amendment, development approval, plan unit development, or plat, becoming final. Seller shall not be required to join in, upon or authorize any final action with respect to zoning change, land use designation, development approval, plat unit development approval, or plan which would continue to affect the Property in the event the Purchaser does not complete its purchase unless the Seller has previously provided its specific contemporaneous approval or joinder within the final thirty day period.

7.   RELEASE PROVISION

Subsequent to the closing, and provided the Purchaser is not in default under any of the terms of the Note or Mortgage, Purchaser shall be entitled to have portions of the Property released from the lien of said Mortgage upon payment by Purchaser to Seller 125% of the security value of the lands requested to be released. The order of the parcels or phases to be released shall be agreed on between the Seller


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and Purchaser during the Due Diligence period after a development plan has been developed. It is specifically agreed that Seller shall not release any parcel of land which would render a remaining parcel without a means of ingress and egress. During Purchaser's seventy five (75) day Due Diligence period, Seller and Purchaser agree to use their best efforts to reach an agreement defining the security value of the land to be released. Any principal reductions brought about through the lien releases contemplated by this Section 7 shall be applied one-half to the next maturing principal reduction due under the Note and the remaining one-half to the last maturing principal reduction due under the Note.

8.   CLOSING

     8.1 CLOSING DOCUMENTS. Prior to the Closing Date, Seller, Purchaser and the Title Agent shall agree upon the form of all closing documents to be executed at Closing. Seller shall execute and/or deliver at Closing in a form satisfactory to Purchaser and the Title Agent: (i) a Title Commitment bringing the effective date thereof current to the Closing Date (herein "Current Title Commitment"); (ii) a general warranty deed conveying good and marketable fee simple title free and clear of all recorded and unrecorded liens, rights, interests, agreement, leases, encumbrances, reservations, easements, adverse possession rights, or other matters other than those set forth in the Current Title Commitment less Permitted Exceptions (herein "Warranty Deed"); (iii) assignments of all insurance and condemnation proceeds to which Purchaser is entitled under Section 10 herein, if any; (iv) assignments of all leases, deposits and pre-payments which Purchaser elects to assume, if any; (v) assignments of all other matters associated with or benefiting the Property, if any; (vi) an affidavit concerning Seller's non-foreign status within the meaning of the United States tax laws and to which reference is made an Internal Revenue Code Section 1445; (vii) an affidavit certifying the accuracy of all warranties and representations contained in this Contract; (viii) a no-lien affidavit in recordable form which shall attest to the absence of any claims of lien or potential lienor known to Seller and further attesting there have been no improvements to the Property for ninety (90) days immediately preceding the Closing Date; and (ix) any and all other instruments reasonably necessary and required by Purchaser and/or Title Agent to close the transaction contemplated by this Contract.

     8.2 NOTE AND MORTGAGE. Purchaser shall execute and deliver at Closing in a form satisfactory to Purchaser, Seller and the Title Agency: (i) a promissory note for the Purchase Money Mortgage; and (ii) a mortgage securing the Note and creating a first lien encumbering the Property (herein "Mortgage") in the form agreed upon by Seller and Purchaser during the Due Diligence Period.

     8.3 PRIOR LIENS. Any indebtedness secured by liens currently encumbering the Property or existing prior to Closing shall be paid by Seller in full on or before Closing and all such liens shall be released by the Title Agent from the Exceptions to Title.

     8.4 DELIVERY OF POSSESSION. Seller shall deliver exclusive possession of the Property to Purchaser at Closing.

     8.5 TITLE INSURANCE POLICIES. The Title Agent shall have thirty (30) days from the Closing Date to deliver to Purchaser an American Land Title Association Extended Coverage Owner's Policy of Title Insurance issued by the Title Agent and as contemplated by the Title Commitment insuring fee simple title is vested in Purchaser subject only to the Permitted Exceptions. Seller shall pay the premium for this Owner's Title Policy.

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     8.6 ADDITIONAL CLOSING COSTS. Purchaser shall pay, in addition to other sums to be paid under the terms of this Contract, the following closing Costs:
(i) intangible stamps, document stamps and recording fees for the Purchase Money Mortgage contemplated hereby; recording of the Warranty Dead and (ii) Purchaser's attorneys' fees.

Seller shall pay, in addition to other sums to be paid under the terms of this Contract, the following closing costs: (i) document stamps for the Warranty Deed; (ii) recording fees for those documents, if any, necessary to enable Seller to convey good and marketable title to the Property subject only to the Permitted Exceptions; (iii) recording fees for corrective instruments, if any;
(iv) special assessment liens which have been authorized, if any; (v) title charges; (vi) Seller's attorneys' fee; and (vii) any other closing costs.

     8.7 PRORATION. At closing the following items will be prorated as of the Closing Date: (i) real-estate taxes for the current year; (ii) personal property taxes for the current year; (iii) solid waste collection fees; (iv) all other utility fees; (v) assessments which Purchaser elects to assume, if any; (vi) prepaid rents under leases which Purchaser elects to assume, if any; and (vii) any other customarily proratable items.

If the Closing shall occur prior to the time the actual real property tax bills for the year of the Closing Date are available, then an estimate of taxes shall be prorated as of the Closing Date. After closing and upon receipt by Seller or Purchaser, as the case may be, of the actual tax bills for the year of the Closing Date, taxes shall be re-prorated and adjusted promptly in cash between Seller and Purchaser.

     8.8 ESCROW CLOSING. Unless the Title Agent is willing at closing to delete all exceptions in its current Title Commitment relating to the matters affecting title to the Property between the effective date of the current Title Commitment to and through the actual recordation and certification of the Warranty Deed, there shall be an escrow closing pursuant to which all monies and other documents shall be held in escrow by the Title Agent under an escrow agreement satisfactory to Purchaser pending: (i) prompt recordation of the Warranty Deed; and (ii) written certification by the Title Agent there has been no change in the status of title between the effective date of the Current Title Commitment to and through the actual recordation and certification.

9.   WARRANTIES OF SELLER

As an inducement to enter into this Contract and to pay the Purchase Price, Seller represents and warrants to Purchaser:

     9.1. PROPERTY OWNERSHIP. Seller is the owner of fee simple title to the Property more particularly and specifically described in Exhibit A and at Closing Seller shall satisfy all requirements set forth in the Title Commitment and shall convey to Purchaser by Warranty Deed good, marketable and merchantable fee simple title to the Property free and clear of all recorded and unrecorded liens, rights, interests, agreements, leases, encumbrances, reservations, easements, adverse possession rights, or other matters other than those set forth in a Title Commitment brought current to the Closing Date less Permitted Exceptions.

     9.2 IMPROVEMENTS CONSTRUCTED TO PLAN. The Seller did not construct any of the improvements which may exist upon the Property and therefore is without knowledge as to whether the improvements, if any, were constructed according to plan with valid permits and with fees paid (herein collectively "Improvement Plans"). The Seller is without knowledge as to whether the appropriate


Purchaser Initial LJS         Seller Initial TAL
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governmental or public service authorities: (i) approved the Improvement
Plans prior to construction; (ii) inspected the Improvements during construction; (iii) accepted the Improvements, if applicable; and (iv) issued certificates of completion or certificates of acceptance, as the case may be, without exceptions or reservations. Seller does warrant however, that the only changes to the surface characteristics of the Property during Seller's ownership of the Property consist of the use of the Property for the deposit of spoil from a nearby dredging project and that said spoil was legally deposited upon the Property with all of the requisite permits and approvals pursuant to Permit Number 411783719 issued by Department of Environmental Regulation.

     9.3 HAZARDOUS SUBSTANCES. Seller has advised Purchaser that: (i) the Property has previously been used for the extraction of dolomite which use has been abandoned for more than twenty (20) years; and, that (ii) the Seaboard Cost Line Railroad previously maintained an active railroad track through the Property which use has also been abandoned and the track removed. Any easements or rights of way in favor of the use or maintenance of the track have been vacated and no longer have any legal existence, are not an encumbrance upon the Land, and will not appear as a Schedule B II exception on the Purchaser's Owners' Title Insurance Policy. Other than such disclosures, upon Seller's knowledge, information and belief, the Property has not previously been used, is not now being used, and will not be used for the generation, transportation, treatment, storage, or disposal of any hazardous, regulated or toxic waste or substance, to include but not limited to oil or any petroleum based product, subject to regulation under federal, state, or local laws or regulations (herein "Hazardous Waste Laws"). To the best of Seller's knowledge, information and belief, there have been no past, and there are no current or anticipated releases or substantial threats of a release of hazardous, regulated or toxic wastes or substances from or onto the Property that are or may be subject to regulation under the hazardous waste laws.

Purchaser shall conduct a Phase One environmental audit during the Due Diligence period. If said environmental audit reveals the need for a Phase Two environmental audit, said Phase Two environmental audit shall be conducted within three (3) months of the expiration of the Due Diligence period (the "Audit Period"). If during the Audit Period Purchaser receives a Phase Two environmental audit showing the presence of, or a high probability of, the presence of hazardous, regulated or toxic waste upon the Property, the Purchaser shall have the right to either, (i) cancel this contract and receive a full refund of all escrowed funds with interest thereon by providing notice to Seller during the Audit Period of the unacceptability of the Phase Two environmental audit, or, (is) accept the Property and be fully responsible for any required cleanup activity or any other remedial action. If Purchaser elects to close on the Property following a negative Phase Two environmental audit or if the hazardous, regulated or toxic waste problem is discovered subsequent to closing, the Seller agrees to be responsible for fifty percent (50%) of the cost of any remedial costs associated with said contamination, however, Seller's liability for said contaminations cleanup shall not exceed $100,000.00. Said liability shall be offset against any amounts due Seller from Purchaser under the Note and purchase money Mortgage from Purchaser to Seller (the "Offset Amount"). Said offset shall entitle Purchaser to, at Purchasers option, apply said Offset Amount to any principal and interest amounts as they come due or to any principal reductions as they come due. Seller will not be responsible for any contribution toward hazardous waste cleanup after the repayment of all sums due under the purchase money Mortgage.

     9.4 NO VIOLATIONS. There is no actual or, to the best of Seller's actual knowledge, pending notice with regard to the violation of any applicable regulation, ordinance, requirement, covenant, condition, or restriction to the present use or occupancy or to Purchaser's Planned Use of the Property by any person, authority, or agency having jurisdiction. If any such notice of violation is determined to exist subsequent to the Contract Date and prior to Closing, Seller at its sole cost and expense shall

Purchaser Initial LJS         Seller Initial TAL
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correct any claimed violations. In the event Seller fails to correct any claimed violations at its sole cost and expense, Purchaser may cancel this Contract as set forth in Section 14 herein.

     9.5 ASSESSMENTS. There is no intended, or, to the best of Seller's actual knowledge, planned public improvement which will or could result in any charge being assessed against the Property which could result in a lien or encumbrance upon the Property.

     9.6 CONDEMNATION. There is no pending or, to the best of Seller's actual knowledge, contemplated condemnation of the Property, or any portion thereof, by any governmental authority.

     9.7 NO SUITS OR CLAIMS PENDING. There is not suit or claim pending or, to the best of Seller's actual knowledge, threatened with respect to or in any manner affecting the Property, nor does Seller know of any circumstance which should or could reasonably form the basis for any such suit or claim which should or could reasonable form the basis for any such suit or claim which have not been disclosed in writing to Purchaser by Seller.

     9.8 EXPENSE OR REPAYMENT AGREEMENT. There is not shared expense or repayment agreement which affect all or any portion of the Property.

     9.9 AGREEMENT WITH THIRD PARTY. Seller has not entered into and there is not existing any other written or oral agreement under which Seller is or could become obligated to sell the Property, or any portion thereof, to a third party. The entering into and completion of this Contract will not in any way violate any other agreement to which Seller is a party.

     9.10 PENDING PROCEEDINGS. Seller does not know of any pending proceedings which would or could change the present zoning or permitted use of the Property or any portion thereof except the required reconfirmation by the Board of Trustees of the Internal Improvement Trust Fund of Sovereign Submerged lands Easement No. 00272(4130-4) as a result of marina construction not being completed by September 12, 1996. Seller will not, without the prior written consent of Purchaser, take any action before any governmental authority which would: (i) change the present zoning or permitted use of the Property, or any portion of the Property, or any other property located in the neighborhood of the Property; or (ii) change the potential use of the Property or its land use limitations.

     9.11 CONCEALED FACTS. Seller has not and will not purposefully conceal or fail to disclose to Purchaser any facts which Seller, in its reasonable opinion, would deem relevant and material to its purchase of the Property if it were the purchaser.

     9.12 RESTRICTIONS. Seller has no knowledge of any land use restrictions, regulation, conditions, covenants, agreements or stipulations which may be imposed by: (i) federal, state, county, town, or public utility growth management regulations; (ii) development master plans; or (iii) any oral or written agreements of Seller with any neighboring property owners, homeowners associations, or community coalitions which would prevent or impair Purchaser's planned use of the Property. Seller has no knowledge of any zoning stipulations, ordinances, permanent or temporary construction moratorium, environmental or other existing facts or circumstances which would preclude, prohibit, or impair Purchaser's planned use of the Property.

The Seller has no knowledge of any wetlands, grading, slope, or drainage restrictions which would obligate or require any owner of the Property to accept, supply, deliver, or collect drainage water, surface water, or irrigation water to or from any real property located within the vicinity of the Property. The

Purchaser Initial LJS         Seller Initial TAL
                  ---                        ---

Seller has no knowledge of any land use regulations, restrictions, stipulations, or conditions which would require the construction, maintenance, or operation of any canals, laterals, ditches, conduits, gates, pipes, pumps, and/or the like for drainage, irrigation, or water supply across the Property.

     9.13 ATTACHMENTS. There are no attachments, executions, assignments for the benefit of creditors, receiverships, survivorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws contemplated or filed by the Seller or pending against the Seller of any of the Property.

     9.14 UNPAID BILLS. As of the Closing Date, Seller will have no unpaid bills for labor performed or material supplied incident to the Property.

     9.15 GENERAL. Any representations and warranties made by either the Seller or Purchaser shall be deemed effective and made as of the Contract Date and once again as of the Closing Date. Seller and Purchaser shall each indemnify and hold the other harmless, on demand, for, from and against any loss, damage, liability, cost, or expense to include court cost and attorney's fees which either may incur as a result of a breach of Seller's or Purchaser's warranties and representations, or for breach of any other provisions of this Contract.

Seller understands Purchaser's review of documents, tests or any and all other matters relating to the Property in connection with Purchaser's contemplated development and operation of the Property shall not be deemed a waiver or diminution of any of Seller's obligations or representations contained in this Contract.

      9.16. SURVIVAL AFTER CLOSING. Any representations and or warranties of Seller shall survive the Closing and shall not be merged with the delivery of the warranty deed.

10.  BROKERS

     10.1 COMMISSIONS. Seller shall pay Wall and Associates, Inc., Licensed Real Estate Brokers, with offices at Suite 870, 1111 Lincoln Road, Miami Beach, Florida 33139 (herein "Wall and Associates") as fee for its services in finding Purchaser a real-estate Broker Commission equal to four percent (4%) of the Purchaser Price at Closing (herein "Commission Due Wall and Associates").

In addition to the Commission Due Wall and Associates, Seller shall pay Horizon Real Estate and Investment Corporation, with offices at 1937 Golf Street, Sarasota, Florida 34236 (herein "Horizon") as fee for its services in finding Purchaser a real-estate Broker Commission equal to Four percent (4%) of the Purchase Price at Closing (herein "Commission Due Horizon"), Real estate commissions to be paid to both Wall and Associates and to Horizon shall be paid one half at Closing with the balance being paid by Seller in the appropriate percentage as Seller receives the additional amounts due it under this Agreement. Commissions not paid at Closing shall bear interest at the annual rate of seven percent (7%). Said interest shall be paid to Wall and Horizon in conjunction with other commission payments contemplated herein.

     10.2 HOLD HARMLESS. Except for Wall and Associates and Horizon, the Seller and the Purchaser represent and warrant to each other they have not engaged or dealt with any other real-estate Broker, any other person, or any other entity entitled to any Commission concerning this Contract. The Seller and the Purchaser hereby agree to indemnify and hold the other entirely free and harmless for, from and against any liability or expense including without limitation attorneys' fees arising form any claim

Purchaser Initial LJS                                Seller Initial TAL
                 -----                                             -----
by any other real-estate Broker, any other person, or any other entity for Commission because of any act of such party or its representative. Seller and Purchaser further agree to defend the other at its sole cost and expense from any such claims.

As used in this Contract: (i) the term "Broker" shall mean a real-estate broker, salesperson, agent, listing agent, finder, or any other person or entity entitled to a commission; (ii) the term "Commission" shall mean any real-estate brokerage, advisory, or finder's fees or commission; and (iii) the term "Commission Due Broker" shall mean the sum of the Commission Due Wall and Associates plus the Commission Due Horizon.

11.  RISK OF LOSS, DAMAGE OR TAKING OF PROPERTY

     11.1 HOLD HARMLESS. Seller agrees to indemnify and hold Purchaser harmless on demand for, from, and against any and all losses, damages, costs, expenses, liabilities, and claims for personal injury which arose out of acts or omissions, negligent or, which took place prior to Closing and transfer of possession to Purchaser. Purchaser agrees to indemnify and hold Seller harmless on demand from and against any and all losses, damages, costs, expenses, liabilities, and claims for personal injury which arose out of acts or omissions, negligent or, which took place as a result of Purchaser's or Purchaser's agents or employers present on the Property during the Due Diligence Period or at anytime prior to the Closing Date.

12.  DISPUTES

     12.1 SELLER DEFAULT. It Seller breaches this Contract, and there is no pre-existing default by Purchaser, Purchaser may elect to: (i) cancel this Contract as set forth in Section 14 herein; or seek and have specific performance of this Contract; provided, however, that Purchaser has given Seller notice of the alleged default and Seller has failed to cure such default within fourteen (14) days subsequent to notice. The foregoing remedies may be exercised cumulatively and concurrently.

     12.2 PURCHASER DEFAULT. If Purchaser breaches this Contract, Seller's sole remedy shall be to retain all of the Escrow Deposits (herein "Retained Escrow Deposits") less one-half (1/2) thereof to be divided between and paid to Wall and Associates and to Horizon as Commission Due Brokers as Seller's agreed and total liquidated damages and not as a penalty, provided, however:
(i) there exists no pre-existing default of Seller; (ii) Seller has given Purchaser and the Escrow Agent notice specifying the alleged default; and
(iii) Seller has given the Purchaser fourteen (14) days to cure the alleged default. Seller and Purchaser have agreed upon such liquidated damages in the event of Purchaser's default because Seller and Purchaser agree actual damages suffered by Seller would be difficult or impossible to determine and prove, and Seller and Purchaser agree such liquidated damages are a reasonable estimate of the anticipated or actual damages Seller may suffer. Seller hereby waives any right to seek specific performance or other damages against Purchaser except as otherwise specifically provided or in this Contract for Sale and Purchase.

     12.3 ATTORNEY'S FEES. If there is any litigation between Seller and Purchaser to enforce or interpret any term or condition of this Contract, the unsuccessful party in such litigation, as determined by the court, hereby agrees to pay the successful party, as determined by the court, all costs, legal fees, and expenses through trial and appeal, including, but not limited to, reasonable attorney's fees incurred by the successful party as determined by the court.

Purchaser Initial LJS                                Seller Initial TAL
                 -----                                             -----

     12.4 ESCROW DEPOSITS CONTROVERSY. Purchaser and Seller agree in the event of any controversy regarding the Escrow Deposits held by the Escrow Agent, unless mutual written instruction is received by the Escrow Agent, the Escrow Agent shall not be required to take any action but may await any proceeding or, at the Escrow Agent's option and discretion, may interplead any moneys or things of value into court and may recover court costs and reasonable attorney's fee.

     12.5 FLORIDA Law. This Contract is made under and shall be governed by the laws of the State of Florida in force as of the Contract Date. Should any part of this Contract violate a provision of law, the law will control. In such case, however, the rest of the Contract not in violation will remain in full force and effect.

13.  NOTICE

Notice required or permitted under this Contract shall be in writing and signed by an authorized representative of the party sending notice. Notice shall be given by: (i) personal delivery with proof of receipt; or (ii) a reliable private delivery service, delivery prepaid, properly addressed and with proof of receipt; or (iii) United States mail, certified or registered, postage prepaid, properly addressed and with proof or receipt. Notice shall be deemed to be received: (i) on the day of delivery if personally delivered; or (ii) on the first business day after deposit with a reliable private delivery service; or
(iii) on the fourth business day after deposit with the United States mail.

Notice to Purchaser shall be addressed to:

               Ms. Linda Svenson, Svenson Enterprises, Inc.
               1409 First Avenue East
               Bradenton, Florida 34208.

               With Copy To:

               Jeffrey W. Hamilton, Esquire
               Carrillo & Hamilton
               702 Manatee Avenue West
               Bradenton, Florida 34205

Notice to Seller shall be addressed to:

               Manatee Gateway No. 1
               Attn: Terence H. Lang
               8150 Washington Village Drive
               Dayton, Ohio 45458.

               With Copy to:

               Gregory J. Porges, Esquire
               Harllee, Porges, Hamlin & Hamrick, P. A.
               1205 Manatee Avenue West
               Bradenton, FL 34205



Purchaser Initial LJS                                Seller Initial TAL
                 -----                                             -----

Notice to Escrow Agent shall be addressed to:

               Horizon Real Estate and Investment Corporation
               Attn: Ian Black
               1937 Golf Street
               Sarasota, FL 34236

No notices shall be deemed effective unless sent and addressed as set forth above.

Seller, Purchaser, and/or the Escrow Agent may change its address for the purpose of receiving Notices by giving Notice to the other parties of the change in address.

14.  MISCELLANEOUS PROVISIONS

     14.1 CANCELLATION. Purchaser may cancel this Contract under conditions set forth herein. In such event, Purchaser shall give Notice to Seller and Escrow Agent whereupon: (i) this Contract shall be null and void and neither Seller not Purchaser shall have any further obligation or responsibility to the other to perform under this Contract; and (ii) the Escrow Agent shall return promptly to Purchaser all Escrow Deposits and accrued interest thereon.

     14.2 CONSTRUCTION. The terms and conditions of this Contract represent the results of negotiations between Seller and Purchaser, neither of which have acted under any duress or compulsion, whether legal, economic, or otherwise. Consequently, the terms and conditions of this Contact shall be interpreted and construed in accordance with their usual and customary meanings, and Seller and Purchaser each hereby waive the application of any rule of law which states ambiguous or conflicting terms or conditions are to be interpreted or construed against the party whose attorney prepared this Contract or any earlier draft of this Contract.

     14.3 TIME IS OF THE ESSENCE. Time is of the essence as to all rights and duties of Seller and Purchaser under this Contract. The time for the performance of any obligation or the taking of any action under this Contract shall be deemed to expire at five o'clock in the afternoon (5:00 P.M.) local time on the last day of the applicable time period established in this Contract. In calculating any time period in this Contract which commences upon the receipt of any Notice, request, demand, or document, or upon the happening of an event, the date, upon which the Notice, request, demand, or document is deemed received pursuant to Section 14 or the date the event occurs, or is deemed to have occurred shall not be included with the applicable time period, but the applicable time period shall commence on the first business day immediately following. If the time for the performance of any obligation or taking any action under this Contract expires on a Saturday, Sunday, or legal holiday in the State of Florida, the time for performance or taking such action shall be extended to the next succeeding day which is not a Saturday, Sunday, or legal holiday in the State of Florida and during which day Title Agent is open for business.

     14.4 RIGHT OF PURCHASER TO ASSIGN. At any time prior to Closing, Purchaser, by Notice to Seller and Escrow Agent may assign its rights and obligations under this Contract to a successor, nominee or assignee acceptable to Seller. Upon such Notice, the successor, nominee or assignee shall be deemed the Purchaser for all purposes of this Contract and the original or previous, Purchaser shall be released and discharged of all further obligations under this Contract.


Purchaser Initial LJS                                Seller Initial TAL
                 -----                                             -----

     14.5 INTERPRETATION. If there is any specific and direct conflict between, or any ambiguity resulting from the terms and condition of this Contract and the terms and conditions of any document, instrument, or other agreement executed in connection with or in furtherance of this Contract, the terms and conditions of such other documents, instrument, or other agreements shall be consistently interpreted in such manner as to give effect to the general purposes and intention as expressed in this Contract.

     14.6 CAPTIONS. The captions in this Contract are for convenience and reference only and shall in no way define, limit or describe the scope or the intent of any terms mid conditions of this Contract.

     14.7 COUNTERPARTS. This Contract may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed an original, but all of which shall together constitute one binding contract and instrument.

     14.8 SEVERABILITY. If any one or more of the terms and conditions of this Contract or the applicability of any terms and conditions to a specific situation shall be held invalid or unenforceable, such terms and conditions shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other terms and conditions of this Contract and all other applications of such terms and conditions shall not be affected by any such invalidity or unenforceability.

     14.9 MORATORIUM. In the event that, prior to the Closing Date, any applicable governmental authority, or public service or utility company, or private service or utility company has imposed any building moratorium or other restrictions on purchaser's planned use of the Property or other restrictions on Purchaser's planned use of the Property or other restrictions on the availability of essential services, utilities, or facilities, which would materially affect the Purchaser's proposed development of the Property as described in Section 6.1 hereof, then in such event the Purchaser may cancel this Contract as set forth in Section 14 herein.

     14.10 CONTRACT DATE. The Contract Date is the date this Contract is signed, executed and delivered by the Seller or the date this Contract is signed, executed and delivered by the Purchaser, whichever event shall occur last.

     14.11 GENDER. Whenever used the singular number shall include the plural and the plural number shall include the singular and use of any gender shall include all genders.

     14.12 COMPLETE AGREEMENT. There are not verbal or other agreements which form a part of this Contract. This Contract may be modified only by written instrument signed by both Seller and Purchaser or its then current nominee or assignee.

     14.13. NO PERSONAL LIABILITY. Anything in this Contract to the contrary notwithstanding, Seller and Purchaser mutually acknowledge and agree that no officer of Seller or Purchaser assumes nor shall be held to any personal liability arising under or relating to this Contract.

     14.14 MISCELLANEOUS. The parties agree to execute promptly such other documents and to perform promptly such other acts as may be reasonably necessary to carry out the purpose and intent of this Contract.

Purchaser Initial LJS                                Seller Initial TAL
                 -----                                             -----

     14.15 ACCEPTANCE. Until execution by Seller, this instrument constitutes an offer of Purchaser to purchaser the Property in its current condition on the terms and conditions as set forth herein. Purchaser's offer is made subject to acceptance by Seller and delivery by Seller of two (2) fully executed originals of this Contract to the Escrow Agent on or before five o'clock in the afternoon (5:00 P.M.) local time on April 9, 1996.

15.  EXHIBITS

The following documents are incorporated herein and made part hereof by reference:

     15.1 DESCRIPTION OF PROPERTY. The Property is defined in Section 1 herein is more particularly and specifically described as shown in Exhibit A.

IN WITNESS WHEREOF, the Seller and the Purchaser have executed this Contract as of the date and year set forth below.


AS TO PURCHASER:                                WITNESS

SVENSON ENTERPRISE INC.

By /s/ Linda J. Svenson                          /s/ Cecelia M. Chapman
   -------------------------                    ---------------------------
   Linda J. Svenson
   As its President

Date     3-28-96
     -----------------------



AS TO SELLER:                                   WITNESS

MANATEE GATEWAY NO. 1,
a Joint Venture

By: NORD MANATEE LTD. CORP

BY  [ILLEGIBLE]
   -------------------------                    ---------------------

   -------------------------
As its President

Date   3-29-96
     -----------------------

and by: ISTRIA, INC.

BY
  --------------------------                   ----------------------

  --------------------------
   As its President


Date
     ----------------------


Purchaser Initial LJS                                Seller Initial TAL
                 -----                                             -----

AS TO ESCROW AGENT:                              WITNESS

HORIZON REAL ESTATE AND
INVESTMENT CORPORATION


BY /s/ Ian Black                                   /s/ Virginia Creel
   -----------------------------                  ---------------------
     Ian Black
     As its President

Date      4-15-96
     ---------------------------


AS TO BROKER:                                     WITNESS


WALL AND ASSOCIATES. INC

BY   [ILLEGIBLE]                                    [ILLEGIBLE]
   -----------------------------                  ----------------------

   -----------------------------

   As its President

Date      4-12-96
     ---------------------------



HORIZON REAL ESTATE AND INVESTMENT
CORPORATION                                       WITNESS

BY   [ILLEGIBLE]                                   /s/ Virginia Creel
   ------------------------------                 -----------------------

   ------------------------------

   As its
          -----------------------

Date       4-15-96
     ----------------------------





Purchaser Initial LJS                                Seller Initial TAL
                 -----                                             -----

                                  EXHIBIT "A"

                         CONTRACT FOR SALE AND PURCHASE


Seller:      Manatee Gateway No. I, a Joint Venture

Purchaser:   Svenson Enterprises, Inc,



     All lands as are presently owned by the Seller located in Sections 13 and 24, Township 34 South, Range 17 East, Manatee County, Florida, more particularly described as follows:

PARCEL ONE:

     Begin at the NW corner of Section 24, Township 34 South, Range 17 East, Manatee County, Florida; thence South 0 DEGREES 33'40" West along the West line of said Section 24, a distance of 574.82 feet; thence South 40 DEGREES 29'15" East 1063.58 feet; thence South 64 DEGREES 43' West 910.62 feet; thence South 15 DEGREES 09'23" East 225 feet; thence North 76 DEGREES 20'28" East 2500.03 feet to a point on the East line of U.S. Government Lot 3 of said Section 24; thence North O DEGREES 38'10" East along the said East line of U.S. Government Lot 3, a distance of 1354.95 feet to the SW corner of the SW 1/4 of the SE 1/4 of the SE 1/4 of Section 13, Township 34 South, Range 17 East; thence South 89 DEGREES 21'48" East along the South line of said SW 1/4 of SE 1/4 of SE 1/4, a distance of
     599.46 feet to a point 66 feet West of the SE corner of said SW 1/4 of SE 1/4 of SE 1/4; thence North 00 DEGREES 2O'20" East 731.61 feet; thence North 89 DEGREES 23'05" West 154 feet; thence North 0 DEGREES 20'40" East 234 feet, thence North 89 DEGREES 23'20" West 1775.79 feet; thence North 0 DEGREES 25'28" East, 364.46 feet; thence North 89 DEGREES 23'50" West 1329.23 feet; thence South 0 DEGREES 28'54" West along the East line of the SW 1/4 of the SW 1/4 of said
     Section 13, Township 34 South, Range 17 East, a distance of
     664.15 feet; thence North 89 DEGREES 22'50" West along the North line of the 5 1/2 of the said SW 1/4 of SW 1/4 of
     Section 13, a distance of 1328.29 feet; thence South 0 DEGREES 32'20" West along the West line of said Section 13, a distance or 663.63 feet to the common corner of Sections 13 and 24, said common corner being the point of beginning. Less right-of-way for U.S. Highway No. 301.

                            TOGETHER WITH

     An easement 60 feet in width for ingress and egress, running North and South to the above lands from U.S. Highway No. 301. the Northeasternmost corner of said easement being located 1330 feet East of the center of Section 13, Township 34 South,
     Range 17 East, and which easement is described in Deed Book
     395, Page 251 of the Public Records of Manatee County, Florida.

                               ALSO

PARCEL TWO:

     That certain parcel of land as described and recorded in Official Record Book 919, Page 1351. Public Records of Manatee County, Florida, to-wit:

     Land lying in the County of Manatee, State of Florida, and lying South of 7th Street and West of U.S. Highway 301, and being
     5.35 acres, more or less, and described more particularly as follows:

     That part or the N-1/2 of the SW-1/4 of the SW-1/4 of Section 13, Township 34 South, Range 17 East Manatee County, Florida, lying West of U.S. Highway 301 and South of 7th Street described as follows:

     Commence at the SW corner of Section 13, Township 34 South, Range 17 East, Manatee County, Florida, thence N 00 DEGREES 16'43" E along the West line of said Section 13, a distance of
     663.68 feet to the SW corner of said N-1/2 of SW-1/4 for the POB; thence continue N 00 DEGREES 16'43" E along said West line 557.26 feet; thence S 89 DEGREES 06'34" W along the South R/W line of 7th Street 299.99 feet; thence S 60 DEGREES 15'05" E along the West R/W line, 131.41 feet; thence S 00 DEGREES 13'04" E along the West R/W line of U.S. Highway 301, a distance of 300.0 feet; thence S 10 DEGREES 58'33" E along said R/W line 195.89 feet to its intersection with the South line of said N-1/2 of SW-1/4 of SW-1/4; thence N 89 DEGREES 22'50" West along said South line 453.27 feet to the POB, the above lying and being in Section 13, Township 34 South, Range 17 East, Manatee County, Florida.

                     LESS AND EXCEPT

     Lands conveyed to the Manatee County Civic Center Authority under Trustee's Deed dated May 24, 1983 by and between Barnett Bank of Manatee County, N.A., as Trustee, successor to the Westside National Bank of Manatee

     County, as Trustee, under separate Collateral Declarations or Agreements designated in its records as Land Trust Agreement No. 152 (said Declarations and Agreements being unrecorded) party of the first part, and Manatee County Civic Center Authority, party of the second part recorded in O.R. Book 1054, Pages 1788, Public Records of Manatee County, Florida.

                         AND ALSO LESS AND EXCEPT

     Lands dedicated for right of way for Haben Boulevard Extension as described in Trustee's Deed of Dedication dated April 21, 1986 by and between the Island Bank, a Florida State Bank, as Trustee under the provisions of that certain unrecorded Land Trust Agreement dated July 10, 1978, as amended by unrecorded First Amendment to Land Trust Agreement dated May 16, 1984 and designated in its records as Land Trust No. 152, party of the first part and the City of Palmetto, Florida, party of the second part, recorded in O.R. Book 1144, Page 1425 of the Public Records Manatee County, Florida.


                           AND ALSO SUBJECT TO

     Deed of Conservation Easement dated December 20, 1991 executed by Manatee Gateway No. 1, a joint venture, in favor of the State of Florida, Board of Trustees of the Internal Improvement Trust Fund recorded in O.R. Book 1368, Page 1392, Public Records of Manatee County, Florida.

     Seller and Purchaser mutually acknowledge and agree that the foregoing legal description is intended to describe all of the lands currently owned by the Seller located in Manatee County, Florida as such lands are also described upon the records of the Manatee County Property Appraiser under Parcel Nos. 25816.0000/0, 26036.2000/2, 26044.0000/8, 26046.0000/3,
26101.0000/6, 26047.0000/1 and 31337.0000/9. The Seller and the Purchaser
further mutually acknowledge and agree that the term "Land" which is the subject matter of the Contract for Sale and Purchase to which this Exhibit A is attached is intended to include all of the lands of the Seller located in Manatee County, Florida as described herein or as may be otherwise described upon completion of the survey provided for in Paragraph 5 of the Contract for Sale and Purchase.

                    ADDENDUM TO CONTRACT OF SALE AND PURCHASE





Seller:        Manatee Gateway No. 1, a Florida joint venture ("Seller")

Purchaser:     Svenson Enterprises, Inc., a Florida corporation ("Purchaser")

Transaction:   Sale and purchase of lands governed by the terms of that certain
               Contract of Sale and Purchase executed by the Purchaser on March 28, 1996 and by the joint venture partners of the Seller on March 29, 1996 and April 8, 1996 providing for the conveyance by the Seller to the Purchaser of lands described in Exhibit "A" attached to said Contract ("Contract").

     This Addendum modifies and amends the Contract by and between Seller and Purchaser described above. Where the terms of this Addendum modify, amend or conflict with the terms of the Contract, this Addendum shall control.

     1. Purchaser has represented to Seller that Purchaser intends to assign said Contract to RIVIERA DUNES RESORTS, INC., a Florida corporation, and the Seller agrees, effective as of the date of closing of this transaction, to accept such assignment to Riviera Dunes Resorts, Inc. upon receipt from Purchaser of proper evidence of incorporation of Riviera Dunes Resorts, Inc., assignment from Seller to Riviera Dunes Resorts, Inc. and appropriate corporate documentation evidencing proper authority for such assignment.

     2. Subject to the Purchaser's performance hereunder, the Closing Date of the transaction contemplated by the Contract is hereby extended from April 23, 1997 to May 8, 1997.

     3. Purchaser hereby agrees that the existing Escrow Deposits, plus accrued interest thereon, presently held by the Escrow Agent under the Contract, shall be transferred to Harllee, Porges, Hamlin, Knowles, Bald & Prouty, P.A. Trust Account to be held in such firm's Trust Account for disbursement in accordance with the terms of the Contract, as amended hereby, and, by execution hereof, Seller and Purchaser hereby direct Horizon Real Estate Investment Corporation, the Escrow Agent under the Contract, to disburse the Escrow Deposits plus accrued interest thereon to Harllee, Porges, Hamlin, Knowles, Bald & Prouty, P.A. Trust Account.

     4. In the event that the Purchaser delivers written notice to the Seller no later than 5:00 p.m. on May 7, 1997 of the Purchaser's inability to close this transaction on May 8, 1997 which notice shall be accompanied by an additional deposit in the amount of $50,000.00 in the form of a cashier's check or evidence of wire transfer payable to Harllee, Porges, Hamlin, Knowles, Bald & Prouty, P.A. Trust Account ("Additional Escrow Deposit"), the timely receipt of such notice and deposit shall result in the closing date being further extended to May 23, 1997.

     5. The Additional Escrow Deposit provided for in Paragraph 4 shall be added to the Escrow Deposits and accrued interest thereon transferred to Harllee, Porges, Hamlin, Knowles, Bald & Prouty, P.A. Trust Account thereby resulting in the total deposit of $100,000.00, plus accrued interest thereon, which Escrow Deposits, accrued interest thereon and Additional Escrow Deposit shall be applied to the Purchase Price at closing or disbursed in accordance with the terms of the Contract, as amended hereby. Seller and Purchaser hereby agree that, subsequent to the transfer of the Escrow Deposits plus accrued interest thereon and, if applicable, the Additional Escrow Deposit, to Harllee, Porges, Hamlin, Knowles, Bald & Prouty, P.A. Trust Account, such deposits shall not be required to be maintained in an interest-bearing account.

     6. Notwithstanding any extension of the Closing Date provided for herein, all prorations provided for under the term of the Contract shall be calculated as of April 23, 1997.

     7. Purchaser hereby acknowledges that the closing documents attached hereto as Exhibit "A" have been reviewed by Purchaser and Purchaser's counsel and that the form and substance of each and every transfer document and the form of the remaining documents attached hereto as Exhibit "A" is found by Purchaser to be acceptable and sufficient to complete the transaction contemplated by the Contract.

     8. Purchaser acknowledges that all of the Seller's pre-closing obligations under the terms of the Contract have been duly performed by the Seller; that all rights of cancellation and recision accruing to the Purchaser under the terms of the Contract have now expired and are without further force and effect; that all defenses to full performance by Purchaser under the terms of the Contract, as modified hereby, are hereby waived; and, that the Escrow Deposits and accrued interest thereon, as well as the Additional Escrow Deposit, if applicable, are fully at risk and, in the event that the Purchaser shall fail to close in accordance with the terms of the Contract, as modified hereby, Purchaser shall be in breach of this Contract without defenses in which event such Escrow Deposits, plus accrued interest thereon, including the Additional Escrow Deposit, if applicable, shall be disbursed in accordance with the terms of the Contract, as modified hereby.

     9. If Purchaser breaches the Contract as modified hereby, the Purchaser shall be in Default in which event the Escrow Deposits, together with accrued interest thereon and the Additional Escrow Deposits, if applicable, shall be disbursed as follows:

          A. One-half of the Escrow Deposits consisting of $50,000.00, plus accrued interest thereon, shall be divided between Wall & Associates, Inc. and Horizon Real Estate and Investment Corporation as commission due brokers with the remaining one-half thereof to be paid to the Seller.

          B. In the event that the Purchaser shall have made the Additional Escrow Deposit in the amount of $50,000.00, such Additional Escrow Deposit shall be paid to the Seller.

     10. This Addendum shall only be affective and binding upon the Seller if executed by Purchaser, Wall and Associates, Inc. and Horizon Real Estate Investment Corporation no later than 5:00 p.m., April 23, 1997.

     11. To the extent not inconsistent with the intent of this Addendum, capitalized terms or words used herein shall have the same meaning as the use of such words or terms in the Contract.

     12. This Addendum may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which shall, together, constitute one binding Contract and instrument. Evidence OF execution of counterparts may be accomplished by facsimile delivery provided that the original executed counterpart shall be delivered subsequently by overnight courier service.

     13. Except as modified hereby, the contract is hereby reaffirmed and remains unchanged.


SIGNATURE PAGE OF SVENSON ENTERPRISES, INC. IS ON FOLLOWING PAGE

                                            PURCHASER:
                                            ---------
Signed, sealed and delivered this
23 day of April, 1997 in the
presence of the following witnesses:
                                            SVENSON ENTERPRISES INC., a Florida
                                            corporation

                                            By: /s/ Linda J. Svenson
   [ILLEGIBLE]                                 ----------------------------
-------------------------------------       Linda J. Svenson as its President

   [ILLEGIBLE]
-------------------------------------
Witnesses as to Purchaser

                 SIGNATURE PAGE FOR NORD MANATEE LTD. CORP. TO
                   ADDENDUM TO CONTRACT OF SALE AND PURCHASE


                                             SELLER:

Signed, sealed and delivered
this 23rd day of April, 1997 in the
presence of the following witnesses:
                                             MANATEE GATEWAY NO. I, a Florida
                                             joint venture


                                             By:  NORD MANATEE LTD., CORP., a
                                                  Delaware corporation, as its
                                                  general partner

      /s/ Susan A. Baker
-----------------------------------
         [ILLEGIBLE]
-----------------------------------          By: /s/ Karl A. Frydryk
Witnesses as to Seller                           ------------------------------
                                                 Karl A. Frydryk, as its
                                                 Secretary



             SIGNATURE PAGE OF ISTRIA, INC. IS ON FOLLOWING PAGE

                      SIGNATURE PAGE FOR ISTRIA, INC. TO
                   ADDENDUM TO CONTRACT OF SALE AND PURCHASE


Signed, sealed and delivered this
23 day of April, 1997 in the
presence of the following witnesses     MANATEE GATEWAY NO. I, a Florida joint
                                        venture

                                        By: ISTRIA, INC., a Florida corporation,
                                            as its general partner
     /s/ Victoria Neil
-----------------------------------
     /s/ Simone Tullier                 By: /s/ J. Bob Humphries
-----------------------------------         ------------------------------------
Witnesses as to Seller                      J. Bob Humphries, as its President

                           BROKER'S ACKNOWLEDGMENT

     The undersigned Brokers, Wall and Associates, Inc., and Horizon Real Estate and Investment Corporation, acknowledge that the Purchaser, Svenson Enterprises, Inc., and Seller, Manatee Gateway No. I, have entered into an Addendum to the Contract of Sale and Purchase concerning the sale of that certain real property located in Manatee County, Florida. Brokers hereby accept and agree to the terms of the Contract as modified by the Addendum.

     Dated this 23rd day of April 1997.

                                            WALL AND ASSOCIATES, INC.

                                            By: /s/ [ILLEGIBLE]
                                                --------------------------

                                                --------------------------
                                                as its President



                                            HORIZON REAL ESTATE AND INVESTMENT
                                            CORPORATION

                                            By: /s/ [ILLEGIBLE]
                                                ----------------------------

                                                ----------------------------
                                                as its President




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